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                                                                   EXHIBIT 10.11

[LOGO]


                    MODIFICATION AND/OR EXTENSION AGREEMENT

Date:          July 30, 1998

Borrower(s):   SEAMED CORPORATION

Lender:        KEYBANK NATIONAL ASSOCIATION

Note:          Dated July 31, 1997, in the principal amount of $20,000,000.00.

Loan #:        31-314107-2009901

          FOR VALUE RECEIVED, Borrower and Lender hereby agree to modify the above-referenced Loan and Promissory Note and/or Loan Agreement as follows:

1.   MODIFICATION AND/OR EXTENSION PROVISIONS.

               o The maturity date of the Loan is hereby extended to October 1, 2001.

2. CONDITIONS. The modifications and/or extension described above are subject to and conditioned upon Borrower's full satisfaction of all of the following on or before the date first stated above, time being of the essence.

          A. There shall be no uncured event of default under the Loan, nor any event or condition which with notice or the passage of time would be an event of default thereunder.

          B. Borrower shall deliver to Lender a fully executed original of this Modification and/or Extension Agreement.

          C. All expenses incurred by Lender in connection with this Agreement (including without limitation, attorney fees, recording charges, charges for title policy update(s), escrow charges, costs of obtaining updated or additional appraisal(s) or collateral valuations, if required by Lender) shall be paid by Borrower.

          D.   Borrower shall comply with the following additional conditions:

               o  No additional conditions apply.

3. GENERAL PROVISIONS. Except as modified above, all other provisions of the Promissory Note and any other documents securing or relating to the Loan (the "Loan Documents") remain in full force and effect. All security given for the Loan and all guarantees of the Loan (as applicable) shall continue in full force. Borrower warrants and represents to Lender that it has full right, power and authority to enter into this agreement and to perform all its obligations hereunder, and that all information and materials submitted to Lender in connection with this modification are accurate and complete. Borrower warrants that no default exists under the Loan Documents. Borrower reaffirms its obligation to pay the Loan in full and reaffirms the validity and enforceability of the Loan Documents, without set-off, counterclaim or defense.





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ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR
FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

LENDER:                                BORROWER:

KEYBANK NATIONAL ASSOCIATION


By: [SIG]                              SEAMED CORPORATION
   ---------------------------------
   Sarah Bullock      Vice President



                                       By: /s/ Edgar F. Rampy
                                          -------------------------------------
                                          EDGAR F. RAMPY         VICE PRESIDENT




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